Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2024
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets with Definite Useful Lives Primarily Consisted of Land Use Rights an Licensed Software

The Company’s intangible assets with definite useful lives primarily consisted of land use rights and licensed software. The following table summarizes the components of acquired intangible asset balances.

	As of December 31, 2024	As of December 31, 2023

Land use rights	$13,878	$14,086
Licensed software	2,086	2,038
Subtotal	15,964	16,124
Less: accumulated amortization	(4,551)	(3,964)
Intangible assets, net	$11,413	$12,160

Schedule of Future Amortization for the Intangible Assets

The future amortization for the intangible assets is expected to be as follows:

Twelve months ending December 31,	Estimated amortization expense

2025	$449
2026	445
2027	400
2028	340
2029	338
Thereafter	9,441
Total	$11,413